Wabtec 3rd Quarter 2019 Financial Results & Company Highlights October 31, 2019 Exhibit 99.2

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the acquisition by Wabtec of GE Transportation (the “GE Transportation merger”) and statements regarding Wabtec’s expectations about future sales and earnings. All statements, other than historical facts, including statements regarding the expected benefits of the transaction, including future financial and operating results, the tax consequences of the GE Transportation merger, and Wabtec’s plans, objectives, expectations and intentions; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from GE Transportation merger; (2) uncertainty of Wabtec’s expected financial performance; (3) failure to realize the anticipated benefits of the GE Transportation merger, including as a result of integrating GE Transportation into Wabtec; (4) Wabtec’s ability to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies; (6) inability to retain and hire key personnel; (7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, industry consolidation and changes in the financial condition or operating strategies of our customers; (9) changes in the expected timing of projects; (10) a decrease in freight or passenger rail traffic; (11) an increase in manufacturing costs; (12) actions by third parties, including government agencies; and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2019 financial guidance mention certain non-GAAP financial performance measures, including adjusted sales, adjusted operating margin, EBITDA, adjusted EBITDA, adjusted income from operations and adjusted earnings per diluted share. Wabtec defines EBITDA as income from operations plus depreciation and amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Forward looking statements & non-GAAP financial information

Executive summary Diversified portfolio yielding ability to manage market headwinds Services growth driven by significant global installed base offsetting North America freight market softness Integration on-track & synergies delivering ahead of plan $250M synergies to be achieved before 2022 Solid third quarter, on-track & well positioned to deliver for the year 3Q sales of ~$2.0B and EPS of $0.48 3Q adjusted sales of ~$2.1B and adjusted EPS of $1.03 YTD cash flow from operations of $568M Narrowing full-year adjusted guidance; reiterating 2019 GAAP Cash from operations guidance GAAP EPS guidance to between $2.05 to $2.10 Adjusted EPS guidance to between $4.15 and $4.20 Affirming cash flow from operations guidance at ~$900M

3Q 2019 performance Sales EBITDA Income from ops Profit margin EPS Cash from ops Backlog Reported $2,002M $292M $169M 8.4% $0.48 $124M $22B Adjusted y/y 90% 133% 2.8 pts Freight Sales Income from ops Profit margin % Backlog Transit Sales Income from ops Profit margin % Backlog Adjusted(1) $1,347M $256M 19.0% Adjusted(2) $706M $67M 9.4% Adjusted y/y 244% 221% (1.4 pts) Adjusted y/y 3% 5% 0.2 pts Reported $1,296M $148M 11.4% $18B Reported $706M $56M 7.9% $4B Adjusted $2,053M $440M $317M 15.4% $1.03 Freight Segment sales were adjusted by $51 million due to policy harmonization; Income from operations was adjusted by $108 million due to the policy harmonization, merger-related and restructuring expenses noted. Transit Segment income from operations was adjusted by $11 million due to restructuring charges.

Liquidity & leverage

GAAP cash from ops



$568M
~$900M
3Q YTD
FY19 Guidance

Net debt / Adj. EBITDA(3)



~3.0X
~2.5X
3Q'19
Year End Target

Strong cash flow generation to de-lever the balance sheet … long-term target leverage ~2-2.5X

(3) Wabtec uses a leverage ratio of Net Debt to Adj. EBITDA for purposes of tracking compliance with the covenants in our Credit Agreement, which requires Wabtec to comply with a leverage ratio based on substantially similar performance metrics. Management uses this specific performance metric to measure Wabtec's reduction in debt and other balance sheet liabilities and to assist in the appropriate allocation of capital. Net debt is defined as total debt less unrestricted cash and cash equivalents. See the reconciliations included in the Appendix for this presentation for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

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2019 guidance

Sales

GAAP: ~$8.1B
Adjusted: ~$8.2B

EBITDA

GAAP: ~$1.2B
Adjusted: ~$1.6B

EPS

GAAP: $2.05 to $2.10
Adjusted: $4.15 to $4.20

Cash from operations

GAAP: ~$900M

- SG&A ~$1.1B
- Depreciation ~$155M
- Amortization ~$245M
- Interest ~$55M per quarter
- Adjusted tax rate at ~24%[4]
- Capex of ~$200M
- ~$0.88 after-tax EPS impact from non-cash recurring PPA charges (not added back to Adjusted EPS)
- Shares outstanding at the end of 2019 ~192M
- Policy harmonization to be excluded from 2020 adjustments

Well-positioned to deliver through the cycle

(4) Adjusted tax rate excludes estimated expenses for the GE Transportation merger for transaction, restructuring and litigation costs, one-time purchase accounting charges, and non-cash accounting policy harmonization.

6

Focused strategy, positioned for long-term growth 3Q performance on track … well positioned to deliver on ‘19 financial guidance Significant installed base across Freight and Transit … resilient business model Cost reductions on track … strong confidence we will meet synergy target of $250M before ‘22 Strong cash generation … affirming cash flow guidance for ‘19 of ~$900M Updated GAAP EPS guidance to between $2.05 to $2.10 and adjusted EPS guidance to between $4.15 to $4.20 Globally diverse business model provides strong foundation for long-term growth

Questions?

Appendix

Income statement WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Third Third For the For the Quarter Quarter Nine Months Nine Months 2019 2018 2019 2018 Net sales $2,001.7 $1,077.8 $5,831.5999999999995 $3,245.7 Cost of sales -1,402.3 -,775.8 -4,228.5 -2,308.8000000000002 Gross profit 599.40000000000009 302 1,603.999999999995 936.89999999999964 Gross profit as a % of Net Sales 0.29944547134935307 0.28020040823900538 0.27489882708004659 0.28865884092799693 Selling, general and administrative expenses -,292.2 -,146.80000000000001 -,842.9 -,465.2 Engineering expenses -58.6 -20.100000000000001 -,150.30000000000001 -61.6 Amortization expense -79.5 -9.9 -,172.9 -30.1 Total operating expenses -,430.3 -,176.8 -1,166.1000000000001 -,556.9 Operating expenses as a % of Net Sales 0.21496727781385822 0.16403785488958991 0.19996227450442422 0.17158086083125365 Income from operations 169.10000000000008 125.19999999999999 436.99999999999932 379.99999999999966 Income from operations as a % of Net Sales 8.4% 0.11616255334941547 7.5% 0.11707798009674328 Interest expense, net -57.7 -23.7 -,160.80000000000001 -75.900000000000006 Other income (expense), net 1.9 1.2 -4.0999999999999996 6 Income from operations before income taxes 113.30000000000008 102.69999999999999 272.09999999999928 310.09999999999968 Income tax expense -22.7 -16.600000000000001 -82.6 -53.2 Effective tax rate 0.20035304501323903 0.1616358325219085 0.30356486585814119 0.17155756207674963 Net income 90.60000000000008 86.1 189.49999999999929 256.89999999999969 Less: Net loss attributable to noncontrolling interest 0.5 1.5999999999999999 1.5 3.7 Net income attributable to Wabtec shareholders $91.10000000000008 $87.699999999999989 $190.99999999999929 $260.59999999999968 Earnings Per Common Share Basic Net income attributable to Wabtec shareholders $0.4792481339051628 $0.9092360614501912 $1.1659142074728452 $2.707452306249023 Diluted Net income attributable to Wabtec shareholders $0.48432886761028121 $0.90519969576870141 $1.10505947044478 $2.7033866709527561 Basic 189.6 96.2 163.19999999999999 95.9 Diluted 191.5 96.6 172.2 96.4 Segment Information Freight Net Sales $1,295.6999999999998 $391.6 $3,666.1 $1,183.4000000000001 Freight Income from Operations $148.10000000000002 $79.400000000000006 $375.3 $233.4 Freight Operating Margin 0.11430114995755193 0.20275791624106232 0.10237036632934181 0.19722832516477945 Transit Net Sales $706 $686.2 $2,165.5 $2,062.3000000000002 Transit Income from Operations $55.800000000000011 $60.7 $185.9 $186.8 Transit Operating Margin 7.9% 8.8% 8.6% 9.6% Backlog Information (Note: 12-month is a sub-set of total) $43,738 $43,646 Freight Total $18,257.599999999999 $18,765.5 Transit Total 3,672.9 3,847.8 Wabtec Total $21,930.5 $22,613.3 Freight 12-Month $3,914.2 $3,793.9 Transit 12-Month 1,813.1 2,058.9 Wabtec 12-Month $5,727.2999999999993 $5,852.8

Income statement (cont.)

Balance sheet

Cash flow

EPS and non-GAAP Reconciliation

EBITDA reconciliation

EBITDA reconciliation guidance Set forth below is a reconciliation of the 2019 guidance to the adjusted guidance included in this press release. We believe that the adjusted guidance provides useful supplemental information to assess our forecasted results. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's guidance presented in accordance with GAAP. Wabtec Corporation Reconciliation of Guidance to Adjusted Guidance * (in billions) EBITDA (Income from Income from Depreciation Operations plus Depreciation Revenue Operations & Amortization & Amortization) 2019 Guidance $8.1 $0.7 $0.4 $1.2000000000000002 Restructuring, Transaction, & Litigation costs 0 0.2 0 0.2 One-time PPA Charges 0 0.2 0 0.2 Policy Harmonization 0.1 0.1 0 0.1 2019 Adjusted Guidance $8.1999999999999993 $1.2 $0.4 $1.6 * Net Income and Earnings Per Diluted Share ("EPS") will be impacted by a variety of uncertainties including revisions to purchase price accounting, final transaction costs, and mix of operations affecting accounting harmonization. The Company does not further reconcile Income from Operations to Net Income due to the inherent difficulty, without unreasonable efforts, in forecasting and quantifying with reasonable accuracy the foregoing significant items required for the reconciliation. On a GAAP basis, Net Income is estimated to range from $362 million to $372 million, with an EPS range of $2.05 to $2.10. On an adjusted basis, Net Income is estimated to range from $735 million to $745 million, and EPS of $4.15 to $4.20.